UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 5, 2009 (July 31, 2009)

CRIMSON EXPLORATION INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21644 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002

(Address of Principal Executive Offices)

(713) 236-7400

(Registrant’s telephone number, including area code)

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 31, 2009, Crimson Exploration Inc. (the “Company”) entered into an amendment to its amended and restated credit agreement, dated May 31, 2007 (the “Amended and Restated Credit Agreement”), with its lenders. This amendment amends the Amended and Restated Credit Agreement by, among other things, (i) increasing (x) the applicable margin rate to between 2.75% and 3.50% for Libor Loans and to between 1.50% and 2.00% for Base Rate Loans and (y) the revolving credit commitment fee to 0.500%, each of which is based on the borrowing base utilization, (ii) permitting the current ratio of consolidated current assets to consolidated liabilities for the fiscal quarter ended June 30, 2009 to be no less than 0.75 to 1.00 (otherwise, such current ratio must be no less than 1.00 to 1.00), (iii) permitting the leverage ratio for the fiscal quarter ended June 30, 2009 to be no greater than 3.25 to 1.00 (otherwise, such leverage ratio must be no greater than 2.75 to 1.00) and (iv) setting the next scheduled borrowing base redetermination date for November 2, 2009.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1

First Amendment, dated July 31, 2009, to the Amended and Restated Credit Agreement, dated May 31, 2007, by and among Crimson Exploration Inc., as borrower, the Guarantors party thereto, the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: August 5, 2009	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1

First Amendment, dated July 31, 2009, to the Amended and Restated Credit Agreement, dated May 31, 2007, by and among Crimson Exploration Inc., as borrower, the Guarantors party thereto, the Lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent for the Lenders.

EXHIBIT 10.1

Execution Version

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into and effective as of July 31, 2009, among CRIMSON EXPLORATION INC., a Delaware corporation (the “Borrower”), the undersigned Guarantors (the “Guarantors”), the Lenders party to the Credit Agreement referenced below (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of May 31, 2007 (as the same may be renewed, extended, amended or restated from time to time, the “Credit Agreement”), whereby Administrative Agent and the Lenders agreed to make available to Borrower a credit facility upon the terms and conditions set forth in the Credit Agreement;

WHEREAS, the parties hereto desire to make certain modifications to the Credit Agreement; and

WHEREAS, subject to the conditions precedent set forth herein, the parties hereto have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties to this Amendment hereby agree as follows:

SECTION 1.  Terms Defined in Credit Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Credit Agreement, as amended by this Amendment, is hereinafter called the “Agreement.”

SECTION 2.  Amendments to Credit Agreement. Subject to the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a)       Section 1.02 of the Credit Agreement is hereby amended by restating the definition of the term “Applicable Margin”, in its entirety, as follows:

“"Applicable Margin" shall mean the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Borrowing Base Utilization as in effect from time to time:

Borrowing Base Utilization	Applicable Margin
	LIBOR Loans	Base Rate Loans	Revolving Credit Commitment Fee
Less than 50%	2.75%	1.50%	.500%
Greater than or equal to 50%, but less than 75%	3.00%	1.625%	.500%
Greater than or equal to 75%, but less than 90%	3.25%	1.75%	.500%
Greater than or equal to 90%	3.50%	2.00%	.500%

Each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization shall take effect on the day such change in the Borrowing Base Utilization occurs.”

(b)       The first sentence of Section 9.13 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

“The Borrower will not permit its ratio of (i) consolidated Current Assets (including, without limitation, Borrowing Base availability for general corporate purposes) to (ii) consolidated Current Liabilities (excluding current maturities of the Notes) to be less than 1.00 to 1.00 at any time (except for Borrower’s fiscal quarter ending June 30, 2009, in which case Borrower shall not permit its Current Ratio to be less than 0.75 to 1.00 at any time).”

(c)       The first sentence of Section 9.14 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

“The Borrower will not permit its Leverage Ratio as of the end of any fiscal quarter of the Borrower (calculated quarterly at the end of each fiscal quarter commencing with fiscal quarter ended June 30, 2007) to be greater than 2.75 to 1.00 (except for Borrower’s fiscal quarter ending June 30, 2009, in which case Borrower shall not permit its Leverage Ratio to be greater than 3.25 to 1.00).”

SECTION 3.  Scheduled Redetermination Date. Notwithstanding that certain Memorandum dated April 7, 2009, to Borrower from Administrative Agent on the subject of Borrowing Base Redetermination, the next Scheduled Redetermination Date shall be November 2, 2009.

SECTION 4.  Conditions of Effectiveness. The obligations of Administrative Agent and the Lenders to amend the Credit Agreement as provided herein are subject to the fulfillment of the following conditions precedent:

(a)       Borrower and each Guarantor shall have delivered to Administrative Agent multiple duly executed counterparts of this Amendment;

(b)	no Material Adverse Effect shall have occurred; and

(c)	no Default or Event of Default shall have occurred.

SECTION 5.  Representations and Warranties. Borrower and each Guarantor represents and warrants to Administrative Agent and the Lenders, with full knowledge that Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

(a)       It has the organizational power and authority to execute, deliver and perform this Amendment, and all organizational action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b)       The Agreement, the Loan Documents and each and every other document executed and delivered in connection herewith constitute the legal, valid and binding obligation of it, to the extent it is a party thereto, enforceable against it in accordance with their respective terms.

(c)       This Amendment does not and will not violate any provisions of any of the Organization Documents of it or any contract, agreement, instrument or requirement of any Governmental Authority to which it is subject. Its execution of this Amendment will not result in the creation or imposition of any lien upon any of its properties other than those permitted by the Credit Agreement and this Amendment.

(d)       Execution, delivery and performance of this Amendment does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

(e)	As of the date of this Amendment, it is Solvent.

(f)        After giving effect to this Amendment, no Default or Event of Default will exist, and all of the representations and warranties contained in the Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date other than those which have been disclosed to Administrative Agent in writing (except to the extent such representations and warranties expressly refer to an earlier or other date, in which case they shall be true and correct as of such earlier or other date).

(g)       Except to the extent expressly set forth herein as the contrary, nothing in this Section 5 is intended to amend any of the representations or warranties contained in the Agreement or the Loan Documents to which Borrower is a party.

SECTION 6.	Reference to and Effect on the Agreement.

(a)       Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)       Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 7.  Cost, Expenses and Taxes. Borrower agrees to pay all reasonable legal fees and expenses to be incurred in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection with the transactions associated herewith, including reasonable attorneys’ fees, and agree to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

SECTION 8.  Extent of Amendment. Except as otherwise expressly provided herein, neither the Agreement nor the other Loan Documents are amended, modified or affected by this Amendment. Borrower hereby ratifies and confirms that:

(a)      except as expressly amended or waived hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect;

(b)      each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms; and

(c)	the Collateral is unimpaired by this Amendment.

SECTION 9.  Grant and Affirmation of Security Interest. Borrower hereby confirms and agrees that:

(a)      except as otherwise expressly set forth herein any and all liens, security interests and other security or Collateral now or hereafter held by Administrative Agent or Lenders as security for payment and performance of the obligations are hereby renewed and carried forth to secure payment and performance of all of the Obligations; and

(b)      the Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

SECTION 10.  Claims.  As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and the Lenders to enter into this Amendment, Borrower and each Guarantor represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Obligations of Borrower or any Guarantor to Administrative Agent or Lenders.

SECTION 11. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

SECTION 12.   Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

SECTION 13.    Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 14.   NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY BORROWER, GUARANTORS, ADMINISTRATIVE AGENT AND LENDERS (TOGETHER WITH ALL FEE LETTERS AS THEY RELATE TO THE PAYMENT OF FEES AFTER THE CLOSING DATE) REPRESENT THE FINAL AGREEMENT BETWEEN SUCH PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

SECTION 15.    No Waiver. Borrower and each Guarantor agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Administrative Agent and Lenders, and any Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by Administrative Agent or the Lenders, nor any other action or inaction on behalf of Administrative Agent or the Lenders (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by Administrative Agent or the Lenders or a waiver of any of the rights or remedies of Administrative Agent or the Lenders provided in the Agreement or the other Loan Documents or otherwise afforded at law or in equity.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

CRIMSON EXPLORATION INC.,

a Delaware corporation

By:	/s/ E. Joseph Grady

E. Joseph Grady

Senior Vice President and

Chief Financial Officer

GUARANTORS:

SOUTHERN G HOLDINGS, LLC,

a Delaware limited liability company

By:	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and
Chief Financial Officer

CRIMSON EXPLORATION OPERATING, INC., a Delaware corporation

By:	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and
Chief Financial Officer

Signature Page to First Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

        ADMINISTRATIVE AGENT AND LENDER:

        WELLS FARGO BANK, NATIONAL ASSOCIATION

        By: /s/ Richard Gould

        Name: Richard Gould

        Title: Senior Vice President

Signature Page to First Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

LENDERS:

THE ROYAL BANK OF SCOTLAND plc

By: /s/ Phillip Ballard
Name: Phillip Ballard

Title: Managing Director

Signature Page to First Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

TORONTO DOMINION (TEXAS) LLC

By: /s/ Debbi L. Brito

Name: Debbi L. Brito

Title: Authorized Signatory

Signature Page to First Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

BANK OF TEXAS, NA

By: /s/ Trudy W. Nelson

Name: Trudy W. Nelson

Title: Senior Vice President

Signature Page to First Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)

BANK OF SCOTLAND, PLC

By: /s/ Julia R. Franklin

Name: Julia R. Franklin

Title: Assistant Vice President

Signature Page to First Amendment to

Amended and Restated Credit Agreement

(Crimson Exploration Inc.)